UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

NGM Biopharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38853	26-1679911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Oyster Point Boulevard South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

(650) 243-5555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 7, 2023, NGM Biopharmaceuticals, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Open Market Sale AgreementSM, dated June 5, 2020 (the “Sales Agreement” and together with the Amendment, the “Amended Sales Agreement”) with Jefferies LLC (“Jefferies”), pursuant to which the Company may offer and sell, from time to time, through Jefferies, shares of its common stock, par value $0.001 per share (the “Common Stock”). In connection with the Amendment, the Company intends to file a new shelf registration statement on Form S-3 (the “New Registration Statement”). The controlling provisions of the Amendment will become effective at the time the Securities and Exchange Commission (the “SEC”) declares the New Registration Statement effective. Following the effectiveness of the New Registration Statement, the Amended Sales Agreement will provide for the issuance and sales of shares of Common Stock having an aggregate offering price of up to $100.0 million through Jefferies, which amount includes any unsold shares of Common Stock previously available for sale under the Sales Agreement prior to the effectiveness of the New Registration Statement (the “Amended Sales Agreement Shares”). Sales of Common Stock, if any, under the Amended Sales Agreement will be made in sales deemed to be an “at-the-market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended. The foregoing description of the Amended Sales Agreement is not complete and is qualified in its entirety by reference to the Sales Agreement, a copy of which was filed as Exhibit 1.2 to the Company’s Form S-3 filed with the SEC on June 5, 2020, and the Amendment, which is filed as Exhibit 1.1 hereto, and in each case incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

1.1	Amendment No. 1 to Open Market Sale AgreementSM, dated June 7, 2023, between the Company and Jefferies.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGM Biopharmaceuticals, Inc.

Dated: June 8, 2023	By:	/s/ Siobhan Nolan Mangini
Siobhan Nolan Mangini
President and Chief Financial Officer